UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2021

NESCO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 220 Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

(800) 252-0043

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	NSCO	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	NSCO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Potential Notes Offering

On March 15, 2021, Nesco Holdings, Inc. (the “Company” and together with its subsidiaries, “Nesco”) issued a press release announcing that Nesco Holdings II, Inc. (the “Issuer”), a Delaware corporation and an indirect subsidiary of the Company, intends to offer, subject to market conditions, $920 million in aggregate principal amount of Senior Secured Second Lien Notes due 2029 (the “Notes”) in a private placement (the “Offering”) in connection with the acquisition by the Issuer of 100% of the limited partnership interests of Custom Truck One Source, L.P. (“Target” and together with its subsidiaries, “Custom Truck”) and 100% of the limited liability company interests of the Target’s general partner (the “Acquisition”). The Offering will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering is part of the debt financing (the “Debt Financing”) contemplated by the debt commitment letter dated December 3, 2020, by and among Bank of America, N.A., BofA Securities, Inc., the Company and PE One Source Holdings, LLC, as amended and/or supplemented.

To the extent the Issuer elects to proceed with the Offering, the Issuer currently intends to use the net proceeds from this Offering, together with cash on hand, borrowings under a new ABL facility expected to be entered into in connection with Acquisition and proceeds from the issuance and sale of certain shares of common stock of the Company in connection with the Acquisition (together with the Acquisition, the Debt Financing and other related transactions, the “Transaction”), to finance the Acquisition, discharge certain outstanding indebtedness of Nesco and Custom Truck and to pay related fees and expenses.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Disclosure Related to the Transaction

The Company is making available certain information included in the preliminary offering memorandum provided to prospective purchasers of the Notes in connection with the Transaction, which information is attached hereto as Exhibit 99.2. In addition the Company is making available certain information included in the investor presentation utilized in connection with the Offering, which information is attached hereto as Exhibit 99.3.

Disclaimer

Neither this Current Report nor any exhibit furnished hereto constitutes an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K, including the exhibits furnished hereto, includes forward-looking statements that reflect our current views with respect to future events and financial performance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such language. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the Offering and the Acquisition, including that such transactions may not occur; that the financial condition and results of operations of the combined business may be adversely affected by the recent COVID-19 pandemic or other similar outbreaks; the risk that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed Transaction; our inability to close the Transaction prior to the outside date of the Acquisition; our inability to perfect liens on the collateral prior to the issue date of the Notes (the “Closing”), or prior to the Closing if the issue date occurs prior to the Closing; the cyclical demand for our services and vulnerability to industry downturns and regional and national downturns; fluctuations in our revenue and operating results; our ability to obtain raw materials, component parts and/or finished goods in a timely and cost-effective manner; competition from existing and new competitors; increases in the cost of new equipment and our ability to procure such equipment in a timely fashion; our ability to successfully integrate acquired businesses; our ability to recruit and retain experienced personnel; the impact of the current or additional unionization of our workforce; the effect of disruptions in our information technology systems, including our customer relationship management system; our ability to obtain additional capital on commercially reasonable terms; our ability to renew our leases upon their expiration; our ability to keep pace with technological developments; potential disruptions at our production and manufacturing locations; the potential impact of material weaknesses in our system of internal controls; the impact of third party reports on market perception of our financial performance; unfavorable conditions or further disruptions in the capital and credit markets; our relationships with equipment suppliers and dependence on key suppliers to obtain adequate or timely equipment; our dependence on third-party contractors to provide us with various services; a need to recognize additional impairment charges related to goodwill, identified intangible assets and fixed assets; our ability to collect on accounts receivable; risks related to our international operations; risks related to legal proceedings or claims, including liability claims; laws and regulatory developments that may fail to result in increased demand for our services; safety and environmental requirements that may subject us to unanticipated liabilities; and the complexity of complying with multiple regulatory regimes due to our geographic breadth; the length of time necessary to consummate the Transaction, which may be longer than anticipated for various reasons; the diversion of management time on transaction-related issues; the impact of a failure to consummate the Transaction; expenses associated with the Transaction and a potential inability to integrate the combined business; impacts of the accounting treatment applicable to the Transaction; the risk that the cost savings, synergies and growth from the Transaction may not be fully realized or may take longer to realize than expected; the uncertainty associated with our pro forma condensed combined financial information; our substantial indebtedness and maintaining compliance with debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; the amount and nature of the debt incurred to finance the Transaction; and other factors discussed in greater detail in our 2020 Annual Report on Form 10-K, filed with the SEC on March 9, 2021.

Although the information contained in this Current Report represents our best judgment as of the date hereof based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this Current Report, except as otherwise may be required by law.

The foregoing information, including Exhibits 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Nesco Holdings, Inc. dated March 15, 2021.
99.2	Portions of the Preliminary Offering Memorandum related to the Offering of the Notes.
99.3	Portions of Investor Presentation related to the Offering of the Notes
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2021	Nesco Holdings, Inc.

/s/ Joshua A. Boone
Joshua A. Boone Chief Financial Officer and Secretary

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